PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 23, 2023
to Prospectuses and Updating Summary Prospectus dated May 1, 2023

This Supplement should be read in conjunction with the current Prospectus and Updating Summary Prospectus ("Prospectus(es)") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement contains information about changes to the variable investment options available in your Annuity.
Effective July 1, 2023, the Current Expenses listed in the table in "Appendix A - Portfolios Available Under the Annuity" for the following Portfolio are restated as shown below.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Fixed Income	AST Multi-Sector Fixed Income Portfolio♦ PGIM Fixed Income PGIM Limited	0.72%	-21.13%	-0.16%	N/A
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
PDISUP1-N4-USP